                                                                     Exhibit 3.6

                           PACER INTERNATIONAL, INC.

The Corporation will furnish the shareholder information regarding the designations, relative rights, preferences, and limitations applicable to each class and the variations in rights, preferences and limitations determined for each series of stock issued by the Corporation (and the authority of the board of directors to determine variations for future series) upon request in writing and without charge.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM
TEN ENT
JT TEN

as tenants in common
as tenants by the entireties
as joint tenants with right of
survivorship and not as
tenants in common

UNIF GIFT MIN ACT-D...............  Custodian...................................
                                                (Cust)               (Minor)

under Uniform Gifts to Minors Act...............................................
                                                   (State)

Additional abbreviations may also be used though not in the above list.

For value received,                        hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE


 ...............................................................................
(Please print or typewrite name and address including postal zip code of assignee)

Shares of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint..............................................
Attorney to transfer the said Shares on the books of the within-named Corporation with full power of substitution in the premises.


...........................................
Dated


...........................................
Signature(s) Guaranteed:

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCK-BROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

    NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement, or any change whatever.



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COMMON STOCK

INCORPORATED UNDER THE LAWS OF THE STATE OF TENNESSEE
SEE REVERSE FOR CERTAIN DEFINITIONS

CUSIP 69373H 10 6

THIS CERTIFIES that.............................................................

is the owner of.................................................................
FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $.01 PAR VALUE, OF Pacer International, Inc. (the OCorporationO), transferable on the books of the Corporation by the said owner in person, or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are subject to all the terms, conditions and limitations of the Certificate of Incorporation and all amendments thereto and supplements thereof. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar. WITNESS the facsimile seal of the Corporation and the facsimile signatures of the Corporation's duly authorized officers.

Dated:.........................................


Secretary.......................................................................


Chairman and Chief Executive Officer............................................

Countersigned and Registered:...................................................


LASALLE BANK NATIONAL ASSOCIATION
Transfer Agent and Registrar

By..............................................................................
Authorized Signature